U.S. GLOBAL INVESTORS FUNDS

U.S. Government Securities Savings Fund

Investor Class Shares

SUPPLEMENT DATED SEPTEMBER 6, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013

At a meeting on August 23, 2013, the fund’s Board of Trustees approved proposals that would result in the  conversion of the fund to a U.S. Government ultrashort bond fund that is not a money market fund, subject to shareholder approval. If approved by the fund’s shareholders, the conversion is expected to occur on or about December 20, 2013.

Specifically, shareholders of the fund will be asked to approve the elimination of the fund’s investment policy which requires it to maintain a constant net asset value of $1.00 per share. If shareholders approve this proposal, the following other changes approved by the Board of Trustees will also take effect: (1) a change in the fund’s name to the U.S. Government Securities Ultra-Short Bond Fund, (2) a change in investment objective to seek to achieve a consistent total return with current income, and (3) certain changes to the fund’s investment strategies to increase the fund’s dollar-weighted average effective maturity to two and a half years or less.

A shareholder meeting seeking approval of this proposal is expected to be held in the fall. Proxy materials describing the details of the proposal will be delivered to shareholders of the fund in advance of the meeting.